Fourth Quarter and Full Year 2012 Earnings Call Slides

Supplemental Material

[→] MARCH 14, 2013

GSE ENVIRONMENTAL™

[DURABILITY RUNS DEEP]

2012 Fourth Quarter and Full Year Highlights

- Fourth quarter and full year 2012 revenues of $121.4 million and $476.6 million, respectively
- Fourth quarter and full year 2012 Adjusted EBITDA of $10.0 million and $45.7 million, respectively
- Fourth quarter and full year 2012 Adjusted diluted EPS of $0.26 and $0.80, respectively

GSE ENVIRONMENTAL™

Financial Performance Overview

Volumes Shipped (1)


450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
298.6
337.8
377.1
387.1
2009
2010
2011
2012

Revenue ($M)


600
500
400
300
200
100
0
$291
$343
$464
$477
2009
2010
2011
2012

Gross Profit Margin


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.4%
12.8%
15.2%
16.3%
2009
2010
2011
2012

GSE ENVIRONMENTAL™

(1) Represents millions of pounds of plastic shipped

Fourth Quarter and Full Year 2012 Financial Results

Revenue ($M)


$124.0
$122.0
$120.0
$118.0
$116.0
$114.0
$112.0
$110.0
$108.0
$106.0
$104.0
$482.0
$478.0
$474.0
$470.0
$466.0
$462.0
$458.0
$454.0
$450.0
$446.0
$442.0
$438.0
$434.0
$430.0
$110.7
$121.4
$464.5
$476.6
9.7%
2.6%
4Q'11
4Q'12
2011
2012

2012 End-Market Revenue Mix


11.3%
33.2%
6.0%
5.4%
28.3%
15.8%
Environmental Containment
Water Containment
Mining
Coal Ash
Oil & Gas
Other (1)

(1) Other includes Energy and Civil Engineering Markets

GSE ENVIRONMENTAL™

Fourth Quarter and Full Year 2012 Financial Results

2011 Revenue by Geography



2.0%
9.6%
44.1%
16.0%
28.3%
North America
Europe / Africa
Asia Pacific
Latin America
Middle East

2012 Revenue by Geography



1.7%
9.7%
39.0%
20.4%
29.2%
North America
Europe / Africa
Asia Pacific
Latin America
Middle East

GSE ENVIRONMENTAL™

(1) Other includes Energy and Civil Engineering Markets

Fourth Quarter and Full Year 2012 Financial Results

2011 Product Revenue Mix



3.5%
1.8%
2.2%
7.2%
9.5%
75.8%
Geomembranes
Drainage
Geosynthetic clay liners
Nonwoven geotextiles
Specialty products
Other

2012 Product Revenue Mix



2.6%
1.0%
3.7%
6.2%
10.5%
76.0%
Geomembranes
Drainage
Geosynthetic clay liners
Nonwoven geotextiles
Specialty products
Other

GSE ENVIRONMENTAL™

Fourth Quarter and Full Year 2012 Financial Results


Adjusted EBITDA ($M)
$10.2
$10.0
$9.8
$9.6
$9.4
$9.2
$9.0
$8.8
$8.6
$8.4
$8.2
$46.0
$45.5
$45.0
$44.5
$44.0
$43.5
$43.0
$42.5
$42.0
$8.8
$10.0
13.6%
$44.5
$45.7
2.7%
4Q'11
4Q'12
2011
2012
Adjusted EBITDA Margin
7.9%
8.2%
9.6%
9.6%

GSE ENVIRONMENTAL™